UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 25, 2022 (April 22, 2022)

North Atlantic Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39923	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o McDermott Will & Emery LLP

One Vanderbilt Avenue

New York, New York 10017

(212) 547-5400

(Address of principal executive offices, including zip code)

+353 1 567 6959

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one Redeemable Warrant	NAACU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	NAAC	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	NAACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD

As previously disclosed, on December 16, 2021, BICS SA, a Belgian limited liability company, Torino Holding Corp., a Delaware corporation (“TeleSign” ), North Atlantic Acquisition Corporation, a Cayman Islands exempted company (“NAAC”), North Atlantic Acquisition, LLC, a Delaware limited liability company (“New SPAC”), and NAAC Holdco, Inc., a Delaware corporation and wholly owned subsidiary of NAAC (“New Holdco”), entered into a business combination agreement, pursuant to which, and subject to the terms and conditions contained therein, the business combination (the “Business Combination”) of TeleSign, New Holdco, New SPAC and NAAC will be effected.

On April 22, 2022, TeleSign posted an investor presentation (the "Investor Presentation") to its website at https://ts.telesign.com/hubfs/Investors/TeleSign-Investor-Presentation.pdf. A copy of the Investor Presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. TeleSign and NAAC expect to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others.

Forward-Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the proposed business combination between NAAC and TeleSign, the estimated or anticipated future results and benefits of the combined company following the proposed business combination, including the likelihood and ability of the parties to successfully consummate the proposed business combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of NAAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of NAAC and TeleSign. These statements are subject to a number of risks and uncertainties regarding NAAC’s businesses and the proposed business combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the proposed business combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed business combination; the risk that the approval of the shareholders of NAAC or TeleSign for the potential transaction is not obtained; failure to realize the anticipated benefits of the proposed business combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of NAAC or TeleSign; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by NAAC’s shareholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the proposed business combination; costs related to the proposed business combination; and those factors discussed NAAC’s filings with the SEC, including the initial public offering prospectus, which was filed with the SEC on January 21, 2021, NAAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, in New Holdco’s Registration Statement on Form S-4, and other filings with the SEC. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that NAAC presently does not know or that NAAC currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide NAAC’s expectations, plans or forecasts of future events and views as of the date of the Investor Presentation. NAAC anticipates that subsequent events and developments will cause NAAC’s assessments to change. However, while NAAC may elect to update these forward-looking statements at some point in the future, NAAC specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing NAAC’s assessments as of any date subsequent to the date of the Investor Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed business combination, an affiliate of NAAC has submitted the Registration Statement with the SEC, which includes a preliminary prospectus and preliminary proxy statement. On April 21, 2022, NAAC mailed a definitive proxy statement/final prospectus and other relevant documents to its shareholders. The Investor Presentation is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that NAAC has sent or will send to its shareholders in connection with the proposed business combination. Investors and security holders of NAAC are advised to read the proxy statement/prospectus in connection with NAAC’s solicitation of proxies for its special meeting of shareholders to be held to approve the proposed business combination (and related matters) because the proxy statement/prospectus contains important information about the proposed business combination and the parties to the proposed business combination. The definitive proxy statement/final prospectus was mailed to shareholders of NAAC as of April 13, 2022, the record date established for voting on the proposed business combination. Shareholders can also obtain copies of the proxy statement/prospectus, without charge at the SEC’s website http://www.sec.gov or by directing a request to North Atlantic Acquisition Corporation, c/o McDermott Will & Emery LLP, One Vanderbilt Avenue, New York, New York 10017.

Participants in the Solicitation

NAAC, TeleSign and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of NAAC’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of NAAC’s directors and officers in NAAC’s filings with the SEC including the Registration Statement that has been submitted to the SEC by NAAC, which includes the proxy statement of NAAC for the proposed business combination, and such information and names of TeleSign’s directors and executive officers are disclosed in the Registration Statement submitted to the SEC by NAAC, which includes the proxy statement of NAAC for the proposed business combination.

Non-Solicitation

The Investor Presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of NAAC, the combined company or TeleSign, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

99.1	Investor Presentation dated April 22, 2022.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH ATLANTIC ACQUISITION CORPORATION

Date: April 25, 2022	By:	/s/ Gary Quin
	Name:	Gary Quin
	Title:	Chief Executive Officer